EXHIBIT 32.2

CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robin S. McRae, Secretary/Treasurer and Director and Chief Financial Accounting Officer of Thunder Mountain Gold, Inc. (the “Registrant”) do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

This Quarterly Report on Form 10-QSB of the Registrant for the fiscal period ended June 30, 2003, as filed with the Securities and Exchange Commission (the “report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 14, 2003

/s/ Robin S. McRae

Robin S.  McRae

Secretary/Treasurer and

Director and Chief Financial Accounting Officer